    Exhibit 99.1

Century Aluminum Company Reports Fourth Quarter 2024 Results

Chicago, February 20, 2025 (GLOBE NEWSWIRE) -- Century Aluminum Company (NASDAQ: CENX) today announced its fourth quarter and full year 2024 results.

Fourth Quarter 2024 Highlights

•Net sales $631.0 million
•Reported net income attributable to Century stockholders of $47.7 million, or $0.47 per diluted share; adjusted net income of $45.9 million1, or $0.49 per share; Adjusted EBITDA attributable to Century stockholders of $82.4 million1
•Ending cash and cash equivalents of $32.9 million and strong liquidity of $244.5 million as of December 31, 2024

Full Year 2024 Highlights

•Net sales $2.2 billion
•Reported net income attributable to Century stockholders of $339.4 million, or $3.29 per share; adjusted net income of $104.0 million1, or $1.11 per share; Adjusted EBITDA attributable to Century stockholders of $245.2 million1
•Recorded highest annual production volume at Sebree, KY over past 5 years
•Completed Iceland billet casthouse expansion project increasing value-add product offerings
•Recorded $92.6 million Section 45X production tax credit including direct and indirect material costs now eligible
•Selected by U.S. Department of Energy to receive $500.0 million grant to build a new aluminum smelter

Fourth Quarter & Full Year 2024 Financial Results

$MM (except shipments and per share data)
	Q4 2024	Q3 2024	FY 2024	FY 2023
Shipments (tonnes)	166,677	168,755	677,967	700,680
Net sales	$631.0	$539.1	$2,220.3	$2,185.4
Net income (loss) attributable to Century stockholders	$47.7	$47.3	$339.4	$(43.1)
Diluted earnings (loss) per share attributable to Century stockholders	$0.47	$0.46	$3.29	$(0.47)
Adjusted net income(1) attributable to Century stockholders	$45.9	$60.0	$104.0	$30.7
Adjusted earnings per share(1) attributable to Century stockholders	$0.49	$0.63	$1.11	$0.33
Adjusted EBITDA(1) attributable to Century stockholders	$82.4	$103.7	$245.2	$120.0

Notes:
(1) Non-GAAP measure; see reconciliation of GAAP to non-GAAP financial measures.

In the fourth quarter of 2024, shipments of primary aluminum decreased 1% sequentially. Net sales for the fourth quarter of 2024 increased by 17% sequentially primarily due to higher third-party alumina sales, higher aluminum price, and increased regional premiums.

Century reported net income attributable to Century stockholders of $47.7 million for the fourth quarter of 2024, a $0.4 million improvement sequentially primarily attributed to a nonrecurring benefit from a force majeure settlement, recovery from Hurricane Beryl, and improved realized metal prices and regional premiums offset by the one-time IRA 45X adjustment for final regulations published in the third quarter. Fourth quarter results were impacted by $0.7 million of net exceptional items, in particular $5.8 million of unrealized losses on forward derivative contracts (net of tax), more than offset by $5.3 million in share-based compensation costs and $2.0 million of lower cost or net realizable value inventory adjustment (net of tax). Thus, Century reported an adjusted net income of $45.9 million for the fourth quarter of 2024, a $14.1 million change sequentially.

Adjusted EBITDA attributable to Century stockholders for the fourth quarter of 2024 was $82.4 million. This was a sequential decrease of $21.3 million due to updated U.S. Treasury guidance allowing a one-time Section 45X true up in the third quarter. Normalizing for the one-time Section 45X true up, Adjusted EBITDA improved primarily driven by favorable realized LME and regional price premiums and a nonrecurring benefit from a force majeure settlement, partially offset by additional operating expenses and higher raw materials costs.
Century's liquidity position at December 31, 2024, comprised of cash and cash equivalents of $32.9 million and $211.6 million in combined borrowing availability, was $244.5 million.

For the full year 2024, shipments of primary aluminum decreased by 3% sequentially. Net sales for the full year 2024 increased by $34.9 million sequentially, primarily due to higher realized aluminum prices.

Century reported net income attributable to Century stockholders of $339.4 million for the full year 2024, a $382.5 million improvement from the full year 2023. Full year 2024 results were impacted by $217.5 million of exceptional items, in particular recognition of the bargain purchase gain from the Jamalco acquisition of $245.9 million, $5.5 million of net losses on forward derivative contracts (net of tax), $6.4 million lower of cost or net realizable value inventory adjustment (net of tax), partially offset by $15.5 million in share-based compensation costs, $4.7 million related to the power equipment failure at Jamalco and $6.9 million related to the hurricane impact at Jamalco. Thus, Century reported an adjusted net income of $104.0 million, a $73.3 million improvement from the full year 2023.

Adjusted EBITDA attributable to Century stockholders for the full year 2024 was $245.2 million, an increase of $125.2 million compared to the prior year, primarily driven by higher metal prices and lower input costs partially offset by lower regional premiums, lower value-added product mix and increased operating expenses.

First Quarter 2025 Outlook

The company expects first quarter Adjusted EBITDA to range between $75 to $85 million based on improved metal pricing and regional premiums offset by higher energy and raw material costs.

About Century Aluminum Company
Century Aluminum Company owns primary aluminum capacity in the United States and Iceland. Century's corporate offices are located in Chicago, IL. Visit www.centuryaluminum.com for more information.
Non-GAAP Financial Measures
Adjusted net income (loss), adjusted earnings (loss) per share and adjusted EBITDA are non-GAAP financial measures that management uses to evaluate Century's financial performance.  These non-GAAP financial measures facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Century’s ongoing operating performance and ability to generate cash.  Management believes these non-GAAP financial measures enhance an overall understanding of Century’s performance and our investors’ ability to review Century’s business from the same perspective as management.  The tables below, under the heading "Reconciliation of Non-GAAP Financial Measures," provide a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Century's reported results prepared in accordance with GAAP.  In addition, because not all companies use identical calculations, adjusted net income (loss), adjusted earnings (loss) per share and adjusted EBITDA included in this press release may not be comparable to similarly titled measures of other companies.  Investors are encouraged to review the reconciliations in conjunction with the presentation of these non-GAAP financial measures.
Forward-Looking Statements
Forward-looking statements in this press release and statements made by Century Aluminum Company management on the quarterly conference call, for example, may include statements regarding: Our assessment of global and local financial and economic conditions; Our assessment of the aluminum market and aluminum prices (including premiums); Our assessment of prices of our key raw materials and supply and availability of those key raw materials, including alumina, coke, pitch and aluminum fluoride; Our assessment of power prices and availability, including any potential curtailments or other disruptions in the supply of power; The impact of the wars in Ukraine and in the Middle East, including any sanctions and export controls targeting Russia and businesses or individuals tied to Russia; The future financial and operating performance of the Company and its subsidiaries; Our ability to successfully manage market risk and to control or reduce costs; Our plans and expectations with respect to future operations of the Company and its subsidiaries, including any plans and expectations to curtail or restart production, including the expected impact of any such actions on our future financial and operating performance; Our plans and expectations with regards to future operations of our Mt. Holly smelter, including our expectations as to any restart of curtailed production at Mt. Holly including the timing, costs and benefits associated with restarting curtailed production; Our plans with regards to the future of our Hawesville smelter; Our plans and expectations with regards to the Grundartangi casthouse project, including our expectations as to the timing, costs and benefits associated with the Grundartangi casthouse project; Our ability to successfully obtain and/or retain competitive power arrangements for our operations, including securing necessary power arrangement for the greenfield project; The impact of Section 232 and 301 trade actions, including tariffs or other trade remedies, the extent to which any such remedies may be changed, including through exclusions or exemptions, and the duration of any trade remedy; The impact of any new or changed law, regulation, including, without limitation, sanctions or other similar remedies or restrictions or any changes in interpretation of existing laws or regulations; Our anticipated tax liabilities, benefits or refunds including the realization of U.S. and certain foreign deferred tax assets and liabilities; Our ability to qualify for and realize potential tax benefits under the Inflation Reduction Act of 2022 and the anticipated amounts of such benefits; Our expectations regarding the availability of the $500 million DOE grant to our greenfield smelter project, including our ability to negotiate favorable terms and conditions related to such grant, as well as our ability to raise additional capital through additional grants, incentives, subsidized loans and other debt and equity funding to support construction of a new aluminum smelter and our ability to successfully complete our greenfield smelter project; Our ability to access existing or future financing arrangements and the terms of any such future financing arrangements; Our ability to repay or refinance debt in the future; Our ability to recover losses from our insurance; Our assessment and estimates of our pension and other postretirement liabilities, legal and environmental liabilities and other contingent liabilities; Our assessment of any future tax audits and expected outcomes; Negotiations with current labor unions or future representation by a union of our employees; Our assessment of any information technology-related risks, including the risk from cyberattacks or other data security breaches; Our plans and expectations regarding potential M&A and joint venture activity including our ability to consummate such transactions and our assessments of certain risks associated with the same, including, for example, unforeseen costs and expenses associated with unidentified liabilities, and difficulties integrating an acquired asset into our existing operations; and Our future business objectives, plans, strategies and initiatives, including our competitive position and prospects.

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts)
(Unaudited)
	Three months ended
	December 31,	September 30,	December 31,
	2024	2024	2023
NET SALES:
Related parties	$340.9	$332.1	$371.8
Other customers	290.1	207.0	140.5
Total net sales	631.0	539.1	512.3
Cost of goods sold(1)	563.2	457.3	472.9
Gross profit	67.8	81.8	39.4
Selling, general and administrative expenses	14.8	15.6	8.1
Other operating expense (income) - net	2.2	2.4	2.1
Operating income	50.8	63.8	29.2
Interest expense - affiliates	(1.6)	—	(1.5)
Interest expense	(10.1)	(11.9)	(7.4)
Interest income	0.3	0.4	0.9
Net gain (loss) on forward and derivative contracts	2.7	(2.8)	17.9
Net gain (loss) on forward and derivative contracts - affiliates	(0.1)	(1.2)	(6.0)
Other (expense) income - net	1.1	(4.0)	(0.8)
Income before income taxes	43.1	44.3	32.3
Income tax expense	(0.2)	(2.0)	(6.6)
Income before equity in earnings of joint ventures	42.9	42.3	25.7
Equity in losses of joint ventures	—	(0.0)	(0.1)
Net income	42.9	42.3	25.6
Net loss attributable to noncontrolling interests	(4.8)	(5.0)	(4.4)
Net income attributable to Century stockholders	47.7	47.3	30.0
Less: net income allocated to participating securities	2.5	2.5	1.6
Net income allocated to common stockholders	$45.2	$44.8	$28.4
(1) Including purchases from related party of $75.8, $63.9 and $7.0 for the three months ended December 31, 2024, September 30, 2024 and December 31, 2023, respectively.
INCOME ATTRIBUTABLE TO CENTURY STOCKHOLDERS PER COMMON SHARE:
Basic	$0.49	$0.48	$0.31
Diluted	$0.47	$0.46	$0.30
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	93.0	92.8	92.5
Diluted	98.7	98.4	103.3

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts)
(Unaudited)
	Twelve months ended
	December 31,	December 31,
	2024	2023
NET SALES:
Related parties	$1,312.1	$1,612.1
Other customers	908.2	573.3
Total net sales	2,220.3	2,185.4
Cost of goods sold (1)	2,033.9	2,093.5
Gross profit	186.4	91.9
Selling, general and administrative expenses	56.8	44.3
Other operating expense - net	6.8	15.8
Operating income (loss)	122.8	31.8
Interest expense - affiliates	(6.7)	(1.8)
Interest expense	(36.4)	(33.7)
Interest income	2.1	2.0
Net (loss) gain on forward and derivative contracts	(1.6)	(62.4)
Net gain (loss) on forward and derivative contracts - affiliates	3.6	0.6
Bargain purchase gain	245.9	—
Other (loss) income - net	(3.3)	(3.3)
Income (loss) before income taxes	326.4	(66.8)
Income tax (expense) benefit	(3.2)	14.6
Income (loss) before equity in earnings of joint ventures	323.2	(52.2)
Equity in losses of joint ventures	—	(0.1)
Net Income (loss)	323.2	(52.3)
Net loss attributable to noncontrolling interests	(16.2)	(9.2)
Net income (loss) attributable to Century stockholders	339.4	(43.1)
Less: net income allocated to participating securities	17.9	—
Net income (loss) allocated to common stockholders	$321.5	$(43.1)
(1) Including purchases from related party of $254.8 and $181.4 for the years ended December 31, 2024 and 2023, respectively.
INCOME (LOSS) ATTRIBUTABLE TO CENTURY STOCKHOLDERS PER COMMON SHARE:
Basic	$3.46	$(0.47)
Diluted	$3.29	$(0.47)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	92.8	92.4
Diluted	98.4	92.4

CENTURY ALUMINUM COMPANY
CONSOLIDATED BALANCE SHEETS
(in millions, except per share amounts)
(Unaudited)
	December 31,
	2024	2023
ASSETS
Cash and cash equivalents	$32.9	$88.8
Restricted cash	2.8	1.5
Accounts receivable - net	75.8	53.7
Non-trade receivables	13.2	36.2
Due from affiliates	25.1	20.2
Manufacturing credit receivable	81.5	59.3
Inventories	539.0	477.0
Derivative assets	4.2	2.9
Prepaid and other current assets	28.3	27.5
Total current assets	802.8	767.1
Property, plant and equipment - net	978.3	1,004.2
Manufacturing credit receivable - less current portion	70.4	—
Other assets	87.9	75.2
TOTAL	$1,939.4	$1,846.5
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Accounts payable, trade	$187.3	$249.5
Accrued compensation and benefits	49.8	38.1
Due to affiliates	109.3	101.4
Accrued and other current liabilities	41.9	50.9
Derivative liabilities	4.4	1.4
Deferred credit - preliminary bargain purchase gain	—	273.4
Current debt due to affiliates	—	10.0
Current maturities of long-term debt	70.9	38.3
Total current liabilities	463.6	763.0
Long-term debt	447.3	430.9
Long-term debt due to affiliates	10.0	—
Accrued benefits costs - less current portion	115.2	120.3
Other liabilities	92.6	66.3
Deferred taxes	71.2	72.4
Asset retirement obligations - less current portion	61.5	49.5
Total noncurrent liabilities	797.8	739.4

SHAREHOLDERS’ EQUITY:
Series A Preferred stock (one cent par value, 5,000,000 shares authorized; 49,715 issued and outstanding at December 31, 2024; 160,000 issued and 52,284 outstanding at December 31, 2023)	0.0	0.0
Common stock (one cent par value, 195,000,000 authorized; 100,475,086 issued and 93,288,565 outstanding at December 31, 2024; 99,876,385 issued and 92,689,864 outstanding at December 31, 2023)	1.0	1.0
Additional paid-in capital	2,550.2	2,542.9
Treasury stock, at cost	(86.3)	(86.3)
Accumulated other comprehensive loss	(90.6)	(97.9)
Accumulated deficit	(1,664.6)	(2,004.1)
Total Century shareholders’ equity	709.7	355.6
Noncontrolling interest	(31.7)	(11.5)
Total equity	678.0	344.1
TOTAL	$1,939.4	$1,846.5

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(Unaudited)
	Twelve months ended December 31,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$323.2	$(52.3)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Lower of cost or NRV inventory adjustment	2.3	—
Unrealized loss (gain) on derivative instruments	(5.0)	87.1
Depreciation, depletion and amortization	81.8	74.7
Change in deferred tax (benefit) provision	(1.3)	(30.8)
Gain on sale of assets	(2.3)	—
Bargain purchase gain	(245.9)	—
Other non-cash items - net	6.6	3.4
Change in operating assets and liabilities, net of acquisition:
Accounts receivable - net	(29.5)	36.9
Non-trade receivables	31.5	4.1
Manufacturing credit receivable	(92.6)	(59.3)
Due from affiliates	(4.9)	(15.5)
Inventories	(64.3)	25.8
Prepaid and other current assets	1.0	2.9
Accounts payable, trade	(20.3)	(19.4)
Due to affiliates	26.1	51.7
Accrued and other current liabilities	(1.2)	—
Force majeure settlement	(12.3)	—
Ravenswood retiree legal settlement	(2.0)	(2.0)
PBGC settlement	(0.3)	(4.5)
Other - net	(15.2)	2.8
Net cash (used in) provided by operating activities	(24.6)	105.6
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(82.3)	(95.0)
Proceeds from co-tenancy assets at Jamalco JV	12.7	0.0
Proceeds from sale of property, plant and equipment	2.3	25.7
Acquisition of subsidiary net of cash acquired	—	11.5
Net cash used in investing activities	(67.3)	(57.8)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under revolving credit facilities	735.4	656.9
Repayments under revolving credit facilities	(705.1)	(758.2)
Borrowings under Grundartangi casthouse debt facility	25.0	55.0
Repayments on casthouse facility	(6.8)	—
Repayments under Iceland term facility	(1.2)	(13.5)
Borrowings under Vlissingen facility agreement	—	10.0
Carbon credit proceeds	—	36.8
Carbon credit repayments	(10.0)	—
Net cash provided by (used in) financing activities	37.3	(13.0)
CHANGE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	(54.6)	34.8
Cash, cash equivalents and restricted cash, beginning of year	90.3	55.5
Cash, cash equivalents and restricted cash, end of year	$35.7	$90.3

CENTURY ALUMINUM COMPANY
SELECTED OPERATING DATA
(in millions, except shipments)
(Unaudited)

SHIPMENTS - PRIMARY ALUMINUM(1)

	United States		Iceland		Total
	Tonnes	Sales $	Tonnes	Sales $	Tonnes	Sales $
2024
4th Quarter	89,613	$267.4	77,064	$215.2	166,677	$482.6
3rd Quarter	97,173	$282.6	71,582	$202.8	168,755	$485.4
2nd Quarter	93,805	$266.5	74,103	$185.8	167,908	$452.3
1st Quarter	97,602	$258.1	77,025	$189.5	174,627	$447.6
Full Year 2024	378,193	$1,074.6	299,774	$793.3	677,967	$1,867.9

Full Year 2023	389,331	$1,139.0	311,349	$827.0	700,680	$1,966.0
    Notes:
    (1) Excludes scrap aluminum sales, purchased aluminum and alumina sales.

CENTURY ALUMINUM COMPANY
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in millions, except per share amounts)
(Unaudited)

	Three months ended
	December 31, 2024		September 30, 2024
	$MM	EPS	$MM	EPS
Net income attributable to Century stockholders	$47.7	$0.51	$47.3	$0.51
Less: net income allocated to participating securities	2.5	0.03	2.5	0.03
Net income allocated to common stockholders	45.2	0.48	44.8	0.48
Lower of cost or NRV inventory adjustment, net of tax	2.0	0.02	—	—
Unrealized loss on derivative contracts, net of tax	(5.8)	(0.06)	1.9	0.02
Share-based compensation	5.3	0.06	3.2	0.03
Jamalco hurricane impact (1)	—	—	6.9	0.07
Impact of preferred and convertible shares	(0.8)	(0.01)	3.2	0.03
Adjusted net income (loss) attributable to Century stockholders	$45.9	$0.49	$60.0	$0.63

Notes:
(1) This amount includes Century's 55% share of incremental costs incurred due to the impact of Hurricane Beryl at Jamalco. These costs include repair costs of the damaged port, costs of alternative shipping arrangements and fixed costs incurred while alumina production was impeded.

	Three months ended
	December 31, 2024	September 30, 2024
Net income attributable to Century stockholders, as reported	$47.7	$47.3
Add: Net loss attributable to noncontrolling interests	(4.8)	(5.0)
Net income	42.9	42.3
Interest expense - affiliates	1.6	—
Interest expense	10.1	11.9
Interest income	(0.3)	(0.4)
Net (gain) loss on forward and derivative contracts	(2.6)	4.0
Other expense (income) - net	(1.1)	4.0
Income tax expense	0.2	2.0
Operating income	50.8	63.8
Lower of cost or NRV inventory adjustment	2.4	—
Share-based compensation	5.3	3.2
Jamalco hurricane impact (2)	—	12.6
Depreciation, depletion and amortization	19.1	24.8
Adjusted EBITDA	77.6	104.4
Less: Adjusted EBITDA attributable to noncontrolling interests	(4.8)	0.7
Adjusted EBITDA attributable to Century stockholders	$82.4	$103.7

Notes:
(2) This amount includes Century's 100% share of incremental costs incurred due to the impact of Hurricane Beryl at Jamalco. These costs include repair costs of the damaged port, costs of alternative shipping arrangements and fixed costs incurred while alumina production was impeded.

	Twelve months ended
	December 31, 2024		December 31, 2023
	$MM	EPS	$MM	EPS
Net income (loss) attributable to Century stockholders	$339.4	$3.66	$(43.1)	$(0.47)
Less: net income allocated to participating securities	17.9	0.20	—	—
Net income (loss) allocated to common stockholders	321.5	3.46	(43.1)	(0.47)
Lower of cost or NRV inventory adjustment, net of tax	(6.4)	(0.07)	(26.2)	(0.28)
Unrealized (gain) loss on derivative contracts, net of tax	(5.5)	(0.06)	68.3	0.74
Bargain purchase gain	(245.9)	(2.65)	—	—
Jamalco hurricane impact (1)	6.9	0.07	—	—
Hawesville curtailment costs	—	—	9.0	0.10
Share-based compensation	15.5	0.17	6.6	0.07
Santee Cooper settlement	—	—	(2.5)	(0.03)
Jamalco acquisition costs	—	—	1.5	0.02
Jamalco equipment failure	4.7	0.05	16.7	0.18
Impact of preferred and convertible shares	13.2	0.14	0.4	—
Adjusted net income attributable to Century stockholders	$104.0	$1.11	$30.7	$0.33

Notes:
(1) This amount includes Century's 55% share of incremental costs incurred due to the impact of Hurricane Beryl at Jamalco. These costs include repair costs of the damaged port, costs of alternative shipping arrangements and fixed costs incurred while alumina production was impeded.

	Twelve months ended
	December 31, 2024	December 31, 2023
Net income (loss) attributable to Century stockholders, as reported	339.4	$(43.1)
Add: Net loss attributable to noncontrolling interests	(16.2)	(9.2)
Net income (loss)	323.2	(52.3)
Interest expense - affiliates	6.7	1.8
Interest expense	36.4	33.7
Interest income	(2.1)	(2.0)
Net (gain) loss on forward and derivative contracts	(2.0)	61.8
Bargain purchase gain	(245.9)	—
Other expense (income) - net	3.3	3.3
Income tax expense (benefit)	3.2	(14.6)
Equity in losses of joint ventures	—	0.1
Operating income	122.8	31.8
Lower of cost or NRV inventory adjustment	(6.4)	(30.9)
Hawesville curtailment costs	—	9.0
Share-based compensation	15.5	6.6
Santee Cooper settlement	—	(2.5)
Jamalco acquisition costs	—	1.5
Jamalco equipment failure	8.5	30.4
Depreciation, depletion and amortization	87.7	81.6
Adjusted EBITDA	240.7	127.5
Less: Adjusted EBITDA attributable to noncontrolling interests	(4.5)	7.5
Adjusted EBITDA attributable to Century stockholders	$245.2	$120.0

INVESTOR CONTACT
Ryan Crawford
312-696-3132

MEDIA CONTACT
Tawn Earnest
614-698-6351
Source: Century Aluminum Company